UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of The Securities Exchange Act of 1934



                       Date of Report: February 20, 2001



                             DIGITAL FUEL, INC.
                             ------------------
                (Exact name of registrant as specified in its charter)


          Delaware                 000-16534                    45-0375367
          ----------------------------------------------------------------
        (State or other          (Commission                (I.R.S. Employer
         jurisdiction            File Number)             Identification No.)
       of incorporation)





                6601 E. Grant Road, Suite 101, Tucson, AZ 85715
                -----------------------------------------------
                (Address of principal executive offices)(Zip Code)


         Registrant's telephone number, including area code: (520) 886-5354

Item 4.     Change in Registrant's Certifying Accountant

            1. Effective February 14, 2001, Digital Fuel, Inc. has changed Certifying Accountants. Gelfond Hochstadt Pangburn, P.C. is no longer providing accounting and auditing services to Digital Fuel because of the Company's inability to pay its outstanding bill for audit services. Gelfond Hochstadt Pangburn, due to normal business practices, is unable to continue providing additional services to the Company. There were no disagreements regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company has followed all recommendations given by Gelfond Hochstadt Pangburn. The Company has hired Watson & Watson, CPAs, P.C. to provide accounting and auditing services.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: February 20, 2001



DIGITAL FUEL, INC.


By:/s/Forrest L. Metz                     By:/s/Michael R. Farley
   Forrest L. Metz                           Michael R. Farley
   President                                 Chief Executive Officer